EXHIBIT 10.5

                          OMNICORDER TECHNOLOGIES, INC.
                              12-8 Technology Drive
                       East Setauket, New York 11733-4049



                                                               November __, 2003

To each Stockholder of OmniCorder Technologies, Inc.

Ladies and Gentlemen:

         Reference is made to the Agreement of Purchase and Sale, dated as of November __, 2003 (the "Purchase Agreement"), by and between OmniCorder Technologies, Inc., a Delaware corporation ("OmniCorder"), and Promos, Inc., a publicly-traded Colorado corporation ("Promos"), pursuant to which OmniCorder's stockholders will receive shares of common stock, par value $.001 per share (the "Common Stock"), of Promos in connection with the acquisition and assumption by Promos of all of the assets and liabilities of OmniCorder (the "Reverse Acquisition").

         As previously communicated to you by OmniCorder, Promos hereby confirms the following:


         1. (a) Subject to the other provisions of this Section 1, Promos shall use its best efforts to file with the U.S. Securities and Exchange Commission (the "SEC"), within 60 days after the closing of the Reverse Acquisition, a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), covering all of the shares of Common Stock received by you in the Reverse Acquisition (the "Registrable Shares"). Promos shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible and, in any event, within 180 days after the closing of the Reverse Acquisition.


            (b) In the event the registration effected by Promos pursuant to this Section 1 relates to an underwritten offering of securities, your right to registration pursuant to this Section 1 shall be conditioned upon your (i) participation in such underwriting, (ii) inclusion of the Registrable Shares therein and (iii) execution of all customary underwriting documents requested by the underwriter with respect thereto (the "Underwriter").


            (c) All expenses (other than underwriting discounts and commissions, brokerage fees, applicable transfer taxes and fees and expenses of counsel for the selling stockholders) incurred in connection with registrations, filings or qualifications pursuant to this Section 1, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for Promos, shall be borne by Promos. In addition, Promos will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by Promos and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange, market or automated quotation system on which any shares of Common Stock are then listed or quoted.

            (d) You and Promos will indemnify the other person against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or

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alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 1, or any omission (or alleged omission) by the indemnifying person to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no person will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such person for use in connection with such registration.

            (e) You shall furnish to Promos or the Underwriter, as applicable, such information regarding yourself and the distribution proposed by you as Promos may reasonably request in connection with any registration or offering referred to in this Section 1. You shall cooperate as reasonably requested by Promos in connection with the preparation of the registration statement with respect to such registration, and for so long as Promos is obligated to file and keep effective such registration statement, shall provide to Promos, in writing, for use in the registration statement, all such information regarding yourself and your plan of distribution of the Registrable Shares included in such registration as may be reasonably necessary to enable Promos to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

         2. Until the Registration Statement has become effective under the Securities Act, each certificate representing the shares of Common Stock issued and all certificates and instruments issued in transfer thereof, shall be endorsed with the following restrictive legend:

            "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED EXCEPT IF REGISTERED UNDER APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR ANY EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE."

         Upon the effectiveness of the Registration Statement, Promos shall, upon your request, issue to you a replacement certificate without such legend in exchange for any such legended certificate.


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         Promos confirms, by its execution hereof, that this letter has been duly authorized by its Board of Directors.

                                    OMNICORDER TECHNOLOGIES, INC.
                                    (Operating initially as Promos, Inc.)



                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

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